EXHIBIT 3

                    Kapson Senior Quarters Corp.
          Pro Forma Consolidated Financial Statements





The accompanying unaudited Pro Forma Balance Sheet as of December 31, 1996 and the Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1997 are based on the historical financial statements of the Company, assuming that the acquisition of the Lynbrook assisted living facility had occurred as of January 1996.

Pro forma statement of operations for the year ended December 31, 1996 and a pro forma balance sheet as of September 30, 1997 are not included herewith, because prior to January 1997, the facility was under construction and all associated costs were capitalized. Accordingly, there was no statement of operations for the facility for the year ended December 31, 1996. In addition, since the acquisition occurred, effective September 30, 1997, the impact of the acquisition was reported in the consolidated balance sheet included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 and, accordingly, would not require any pro forma presentation herein.

These Pro Forma Consolidated Financial Statements have been prepared by the management of the Company. These pro forma statements may be indicative of the results that may be achieved in the future. The Pro Forma Statements should be read in conjunction with the Company's audited financial statements as of December 31, 1996 and for the year then ended (which are contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1996), and the unaudited consolidated financial statements as of and for the nine months ended September 30, 1997 (which are contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30,
1997) and, in each case, the accompanying notes thereto.








                    Kapson Senior Quarters Corp.
               Pro Forma Consolidated Balance Sheet
                         December 31, 1996
                         (unaudited)




                   As                     Pro Forma
                Reported   Acquisition   Adjustments    Pro Forma
Current assets
  Cash       $16,053,307               $(15,385,626) $    667,481
  Accounts
  receivable      80,329                                   80,329
  Prepaid
   expenses      574,733                                  574,733
   Deferred
   income
   taxes         503,000                                  503,000
              ----------   -----------  ------------  -----------
     Total
     current
     assets   17,211,369                (15,385,626)    1,825,543

  Property and
  equipment,
  net         58,377,735                               58,377,735
  Facility
  development
  costs        1,190,727    12,899,720   10,047,316    24,137,763
  Restricted
  cash         3,134,695        23,650                  3,158,345
  Deferred
  financing
  costs        2,595,407       588,714     (502,888)    2,681,233
  Intangibles  4,821,842                  2,900,000     7,721,842
  Investment
  in joint
  ventures       551,829                                  551,829
  Other assets 8,104,648                                8,104,648
              ----------   -----------  ------------  -----------

Total assets$ 95,988,252   $13,512,084  $(2,941,398)$ 106,558,938
            ============   ===========  =========== =============

Current liabilities

  Current portion
  of long-term
   debt      $   943,658    $9,174,499  $(9,164,999)$     953,158
  Accounts
  payable
  and accrued
  expenses     3,294,040     4,794,061   (4,794,061)    3,294,040
  Deferred
  revenue        519,168                                  519,168
              ----------   -----------  ------------  -----------
   Total current
   liabilities 4,756,866    13,968,560  (13,959,060)    4,766,366

Long-term
debt          72,408,516        37,536   10,500,000    82,946,052
Loan payable     555,000                                  555,000
Resident
security
deposits       1,725,192        23,650                  1,748,842
Deferred
income taxes   2,542,000                                2,542,000
Deferred
interest
payable          147,500                                  147,500
Construction
retainage
payable          613,057                                  613,057
              ----------   -----------  ------------  -----------
  Total
  liabilities 82,748,131    14,029,746   (3,459,060)   93,318,817
              ----------   -----------  ------------  -----------

Minority
interest         948,925                                  948,925
              ----------   -----------  ------------  -----------
Shareholder's equity
  Common stock/
  partners'
  capital         77,500      (517,662)      517,662       77,500
  Additional
  paid-in-
  capital     16,603,348                               16,603,348
  Accumulated
  deficit     (4,389,652)                             (4,389,652)
              ----------   -----------  ------------  -----------
Total
shareholders'
equity        12,291,196      (517,662)      517,662   12,291,196
              ----------   -----------  ------------  -----------
Total liabilities
and shareholders'
equity       $95,988,252 $13,512,084 $(2,941,398)$106,558,938
             =========== =========== =========== ============

The accompanying notes are an integral part of this pro forma balance sheet.










































                   Kapson Senior Quarters Corp.
          Pro Forma Consolidated Statement of Operations
           For The Nine Months Ended September 30, 1997
                           (Unaudited)

                   As                     Pro Forma
                Reported   Acquisition   Adjustments   Pro Forma
              ----------   -----------  ------------  -----------
Revenues:
 Assisted
 living
 revenues    $23,892,687 $  2,517,230               $ 26,409,917
 Managing
 fees          1,417,159                $    (77,426)  1,339,733
              ----------   -----------  ------------ -----------
              25,309,846     2,517,230       (77,426) 27,749,650

Operating expenses:
  Assisted
  living
  operating
  expenses    16,481,609     1,853,455       (77,426) 18,257,638
  Rent         1,239,187                               1,239,187
  General and
  administra-
  tive         3,787,746                               3,787,746
  Depreciation
  and
  amortization 2,123,586       361,645       179,656   2,664,887
              ----------   -----------  ------------  -----------
              23,632,128     2,215,100       102,230  25,949,458
Operating
income         1,677,718       302,130     (179,656)   1,800,192
Equity in
income
(loss)
from joint
venture        (159,520)                                (159,520)
Interest
income        1,276,878                                1,276,878
Interest
expense      (5,382,622)      (639,301)      (5,011)  (6,026,934)
Other income
(expense),
net            (402,991)                                (402,991)
              ----------   -----------  ------------  -----------

Loss before
minority
interest     (2,990,537)      (337,171)   (184,667)   (3,512,375)
Minority
interest in
net loss of
partnerships    295,663                                  295,663

Loss before
benefit for
income taxes (2,694,874)      (337,171)    (184,667)  (3,216,712)
(Provision)
benefit for
income taxes  1,077,950                     208,735    1,286,685
              ----------   -----------  ------------  -----------
Loss before
extraordinary
item         (1,616,924)      (337,171)      24,068   (1,930,027)
  Extraordinary
  loss, net    (776,612)                                (776,612)
              ----------   -----------  ------------  -----------

Net loss    $(2,393,536)   $  (337,171) $    24,068 $ (2,706,639)
             ===========   ===========  ============  ===========

Net loss available
to common
shareholders$(3,480,203)                             $(3,816,731)
            ===========                              ============

Loss per common share:
Loss before
extra-
ordinary
item        $     (0.35)                             $     (0.39)
Extraordinary
 loss             (0.10)                                   (0.10)
            -----------                              ------------
Net loss    $     (0.45)                             $     (0.49)

The accompanying notes are an integral part of this pro forma statement of operations.







                   Kapson Senior Quarters Corp.
       Notes To Pro Forma Consolidated Financial Statements


1.   Background

On September 30, 1997, Kapson Senior Quarters Corp. (the
"Company") acquired certain assets and assumed certain liabilities of a 126-unit assisted living facility in Lynbrook, New York for $25.8 million. The acquisition was funded through a mortgage note of $10.5 million and $15.3 million in cash.


2.   Basis of Presentation

As reported amounts have been derived from the Company's audited financial statements as of and for the year ended December 31, 1996 and the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 1997.


3.   Pro Forma Adjustments

  Consolidated Balance Sheet

The adjustments reflect the following:
  - The elimination of assets not acquired and liabilities not assumed by the Company.
  - Allocation of fair value in excess of historical costs to existing assets.
  - Allocation of excess purchase price over the fair value of net assets acquired to intangible assets.
  -  Net cash payment including deferred financing costs.
  - Mortgage notes in the amount of $10.5 million maturing in September 2002 bearing interest at a fixed rate of 8.12%.

  Consolidated Statement of Operations
The adjustment to management fees and assisted living operating expenses relates to the elimination of the net fees paid to the Company under a management contract with the licensed operator of the facility.

The adjustment to depreciation and amortization reflects depreciation based on an estimated useful life of 35 years for the building, three to 10 years for furniture, equipment and deferred financing fees and 40 years for goodwill.

The adjustment for interest expense reflects the difference in borrowing costs.

The adjustment to income taxes reflects an income tax rate of 40%.